Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re RADIOSHACK CORP., et al.	:	Case No, 15-10197 (BLS)
Debtors.

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to he notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.” Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement / certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-I)	Exhibit A
Certificates of Insurance
Workers Compensation	Exhibit B
Property	Exhibit B
General Liability	Exhibit B
Vehicle	Exhibit B
Other:	Exhibit B
Identify areas of self-insurance w/liability caps	Exhibit B
Evidence of Debtor-in-Possession Bank Accounts
Tax Escrow Account	Exhibit C
General Operating Account	Exhibit C
Money Market Account pursuant to Local Rule 4001.3. Refer to http://www.deb.uscourts.gov/	Exhibit C
Other:	Exhibit C
Retainers Paid (Form IR-2)	Exhibit D

I do declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Carlin Adrianopoli	2/19/15
Signature of Authorized Individual*	Date

Carlin Adrianopoli	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

EXHIBIT “A”

RadioShack

Cash Flow Forecast - DIP Forecast Summary

($ in 000’s)

4-5-4 Month Week Ending Forecast/Actual	Feb 2/7/15 Forecast	Feb 2/14/15 Forecast	Feb 2/21/15 Forecast	Feb 2/28/15 Forecast	Mar 3/7/15 Forecast	Mar 3/14/15 Forecast	Mar 3/21/15 Forecast	Mar 3/28/15 Forecast	8 Weeks 2/7/15 Total
SALES ASSUMPTIONS
Retail Store Sales Comp	17.7%	32.4%	31.3%	33.9%	24.2%	15.5%	19.3%	-7.4%
Mobility Store Sales Comp	-54.8%	-49.8%	-49.8%	-51.1%	-52.0%	-53.5%	-51.4%	-58.0%
I. CASH FLOW
Cash Receipts
Store Sales, Sales Tax, and Gift Card	37,082	49,017	48,892	48,922	38,073	32,199	28,636	22,988	305,809
Wireless Commissions	—	10,326	—	23,081	404	7,936	—	163	41,911
Other Cash Receipts	652	3,859	4,268	3,184	3,352	2,995	4,595	3,141	26,047

Total Cash Receipts	37,734	63,203	53,160	75,187	41,828	43,131	33,231	26,292	373,766
Cash Disbursements
Operating
Merchandise Payments	(5,000)	(10,000)	(3,000)	(3,000)	(3,000)	(3,000)	(3,000)	(3,000)	(33,000)
Service Provider, Pre-Paid Airtime, etc.	(5,094)	(6,742)	(6,287)	(9,017)	(4,519)	(4,059)	(3,531)	(5,025)	(44,275)
Payroll, Payroll Taxes, and Benefits	(10,386)	(8,684)	(11,991)	(9,761)	(10,085)	(11,955)	(7,405)	(9,431)	(79,699)
Foreign Funding	—	—	(750)	—	—	—	—	(750)	(1,500)
Other Operating Disbursements	(4,924)	(8,428)	(6,324)	(6,789)	(20,619)	(5,806)	(5,374)	(5,620)	(63,884)
Sales and Other Tax Payments	(347)	(5,366)	(9,120)	(870)	(224)	(4,256)	(7,331)	(1,440)	(28,954)

Total Operating Cash Disbursements	(25,751)	(39,221)	(37,473)	(29,437)	(38,447)	(29,075)	(26,642)	(25,266)	(251,312)
Financing
Principal	—	—	—	—	—	—	—	—	—
Interest and Fees	(3,204)	—	—	—	(3,435)	—	—	—	(6,639)

Total Financing Cash Disbursements	(3,204)	—	—	—	(3,435)	—	—	—	(6,639)
Bankruptcy
Freight (pre-petition) / Critical Vendors	—	(2,050)	(2,050)	—	—	—	—	—	(4,100)
Utility Deposits	—	(1,800)	—	—	—	—	—	—	(1,800)
Professional Fees / Retainers	(8,655)	—	—	(650)	(1,575)	—	(4,475)	—	(15,355)
Funding of Pro Fee Reserve Account	—	—	—	(6,000)	—	—	—	—	(6,000)
Funding of Term Loan Residual Account	—	—	—	(2,210)	—	—	—	—	(2,210)

Total Bankruptcy Cash Disbursements	(8,655)	(3,850)	(2,050)	(8,860)	(1,575)	—	(4,475)	—	(29,465)

Total Cash Disbursements	(37,610)	(43,071)	(39,523)	(38,297)	(43,457)	(29,075)	(31,117)	(25,266)	(287,416)

Net Cash Flow From Operations	124	20,132	13,637	36,890	(1,629)	14,056	2,114	1,026	86,350

Starting Est. Book Available Cash	48,159	24,382	48,394	53,604	88,166	49,939	38,288	23,352	48,159
Add: Net Cash Flow	124	20,132	13,637	36,890	(1,629)	14,056	2,114	1,026	86,350
Add DIP Draw	—	10,000	—	10,000	—	—	—	—	20,000
Less DIP Paydown	(23,901)	(6,120)	(8,428)	(12,328)	(36,598)	(25,706)	(17,051)	(16,167)	(146,299)

Ending Est. Book Available Cash	24,382	48,394	53,604	88,166	49,939	38,288	23,352	8,210	8,210

Add: Est. Outstanding Checks	2,000	2,000	5,000	5,000	9,000	5,000	5,000	5,000	5,000

Ending Est. Bank Available Cash	26,382	50,394	58,604	93,166	58,939	43,288	28,352	13,210	13,210

II. TOTAL LIQUIDITY
Ending Est. Book Available Cash	24,382	48,394	53,604	88,166	49,939	38,288	23,352	8,210	8,210
Total Availability	18,600	8,051	6,899	—	—	—	—	—	—

Ending Total Available Liquidity	42,982	56,445	60,503	88,166	49,939	38,288	23,352	8,210	8,210

Memo: Avail net of Following Wk Paydown	36,862	48,018	52,246	51,568	24,232	21,237	7,184	2,532	2,532
III. BORROWING BASE
Borrowing Base	198,559	185,892	175,218	138,620	111,874	94,823	78,656	72,977	72,977
Less: Letters Of Credit	(59,307)	(56,219)	(54,773)	(54,773)	(53,733)	(53,733)	(53,733)	(53,733)	(53,733)
Current Week Net Borrowing Base	139,252	129,673	120,445	83,847	58,141	41,090	24,923	19,244	19,244
Effective Net Borrowing Base	145,921	139,252	129,673	120,445	83,847	58,141	41,090	24,923	24,923
Less: DIP Balance	(127,321)	(131,201)	(122,773)	(120,445)	(83,847)	(58,141)	(41,090)	(24,923)	(24,923)

Ending DIP Availability	18,600	8,051	6,899	—	—	—	—	—	—

Notes:

1)	Timing may vary based on final DIP hearing
2)	Beginning balances are based on forecast

EXHIBIT “B”

Insurance Policies

CARRIER	INSURANCE POLICY	TERM	COVERAGE	ANNUAL PREMIUM		LIMIT	DEDUCTIBLE
Safety National Casualty	GL4048344	04/01/2014 – 04/01/2015	Casualty	$125,596		$4,000,000	$1,000,000
Safety National Casualty	CAS4048345	04/01/2014 – 04/01/2015	Automobile Liability	$115,364	*	$2,000,000	$1,000,000
Safety National Casualty	LDS4048346	04/01/2014 – 04/01/2015	Workers’ Compensation & Employer’s Liability	$385,832		$1,000,000
Safety National Casualty	PS4048347	04/01/2014 – 04/01/2015	Workers’ Compensation & Employer’s Liability	$80,550		$1,000,000
Great American Insurance Company	TUU2534585 16	04/01/2014 – 04/01/2015	Umbrella	$193,000		$25,000,000	SIR $10,000
Liberty Insurance Underwriters Inc	100038488-03	04/01/2014 – 04/01/2015	Excess Liability	$25,000		$25,000,000	N/A
Fireman’s Fund Inc. Co	SHX00024400541	04/01/2014 – 04/01/2015	Excess Liability	$25,000		$25M excess of $50M	N/A
Safety National Casualty Corp	SP 4050689	04/01/2014 – 04/01/2015	Excess Workers’ Compensation - Ohio	$44,550		$1,000,000	SIR $500,000
Travelers Casualty and Surety Company Of America	105674601	11/17/2012 – 11/17/2015	ERISA Bond	$2,850		$1,000,000	$0
Factory Mutual Ins Co.	JV995	06/29/2014 – 06/29/2015	Property	$1,298,501		$1,000,000,000	$100,000 stores $250,000 other
Hong Kong FM Ins Co. Ltd.	FM100244	06/29/2014 – 06/29/2015	Property	$500		$1,500,000	$25,000
Ping An Property Ins Co	1056200010314010177	06/29/2014 – 06/29/2015	Property	$3,534		$1,000,000	$25,000
FM Global de Mexico, S.A. de C.V.	DS121	06/29/2014 – 06/29/2015	Property	$44,403		$84,000,000	$25,000
Westchester Surplus Lines Insurance Co.	D37399103 003	06/29/2014 – 06/29/2015	Excess California Earthquake	$75,031		$5,000,000	5% Earth Mvmt $500,000 Min $100,000 Flood
Empire Indemnity Insurance Co.	BPP4874494	06/29/2014 – 06/29/2015	Excess California Earthquake and Flood	$141,663		$15,000,000
QBE Specialty Insurance Co	ESE12754-00	06/29/2014 – 06/29/2015	Excess California Earthquake and Flood	$57,402		$20M part of $30M
Everest Indemnity	8400002131-141	06/29/2014 – 06/29/2015	Excess California Earthquake and Flood	$28,696		$10M part of $30M
Maxum Indemnity Co.	SPO6019562-03	06/29/2014 – 06/29/2015	Excess California Flood	$31,500		$7.5M part of $15M
International Insurance Co of Hannover	GEP9766	06/29/2014 – 06/29/2015	Excess California Flood	$12,188		$2.5M part of $15M
Alterra Excess & Surplus Ins Co	MKLS11XP001968	06/29/2014 – 06/29/2015	Excess California Flood	$28,986		$5M part of $15M
Illinois National Insurance Company (AIG)	02-146-63-20	12/17/2014 – 12/17/2015	Employment Practices Liability	$375,922		$10,000,000

Freedom Specialty Insurance Company (Nationwide)	XMF1401411	12/17/2014 – 12/17/2015	Employment Practices Liability	$131,572		$10,000,000	$1,000,000
Illinois National Insurance Co. (Chartis)	02-173-16-69	12/17/2014 – 12/17/2015	Fiduciary Liability	$69,791		$10,000,000	$100,000 IL
Twin City Fire Insurance Company (Hartford)	10 IA 0287897 14	12/17/2014 – 12/17/2015	Fiduciary Liability	$55,000		$10,000,000
Homesite Insurance Company	3000018046	09/24/2014 – 09/24/2015	Flood	$2,844	*	$1,000,000	$1,250
National Union Fire Ins Co of Pittsburg	015910636	6/29/2014 until cancelled	Ocean Cargo	$21,203		$12,000,000	$25,000
AIG Seguros Mexico S.A. De C.V.	10000489	06/29/2014 – 06/29/2015	Ocean Cargo	$33,200		$1,000,000	$25,000
Illinois National Insurance Company (Chartis/AIG)	02-146-31-04	12/17/2014 – 12/17/2015	Directors & Officers Liability	$390,668		$10,000,000	$1,000,000 B/C
Axis Insurance Company	MNN756228/01/2014	12/17/2014 – 12/17/2015	Directors & Officers Liability - 1st Excess	$279,550		$10,000,000
Allied World National Assurance Company	0305-0972	12/17/2014 – 12/17/2015	Directors & Officers Liability - 2nd Excess	$202,500		$10,000,000
Ace American Insurance Company	DOX G25637872005	12/17/2014 – 12/17/2015	Directors & Officers Liability - 3rd Excess	$175,000		$10,000,000
RSUI Indemnity Company	NHS660474	12/17/2014 – 12/17/2015	Directors & Officers Liability - 4th Excess	$200,000		$10,000,000
Lloyd’s of London (Hiscox 0033 Syndicate)	B0509FINMW1400199	12/17/2014 – 12/17/2015	Directors & Officers Liability - 5th Excess	$175,000		$10,000,000
XL Specialty Insurance Company	ELU132618-13	12/17/2013 – 12/17/2015	Side A - D & O Liability - 6th Excess	$175,000		$10,000,000
Federal Insurance Company (Chubb)	8211-0087	12/17/2013 – 12/17/2015	Side A - D & O Liability - 7th Excess	$140,000		$10,000,000
Illinois National Insurance Company (AIG)	02-171-06-42	12/17/2014 – 12/17/2015	Side A - D & O Liability - 8th Excess	$149,480		$10,000,000
Illinois National Insurance Company	01-721-37-53	01/30/2015 – 01/30/2021	Primary D & O Runoff	$416,500		$10,000,000
Axis Insurance Company	MNN756228/01/2014	01/30/2015 – 01/30/2021	Directors & Officers Liability - 1st Excess Runoff	$297,500		$10,000,000
Allied World National Assurance Company	0305-0972	01/30/2015 – 01/30/2021	Directors & Officers Liability - 2nd Excess Runoff	$215,156		$10,000,000
Ace American Insurance Company	DOX G25637872005	01/30/2015 – 01/30/2021	Directors & Officers Liability - 3rd Excess Runoff	$187,000		$10,000,000
RSUI Indemnity Company	NHS660474	01/30/2015 – 01/30/2021	Directors & Officers Liability - 4th Excess Runoff	$218,750		$10,000,000
Lloyd’s of London (Hiscox 0033 Syndicate)	B0509FINMW1400199	01/30/2015 – 01/30/2021	Directors & Officers Liability - 5th Excess Runoff	$186,571		$10,000,000
XL Specialty Insurance Company	ELU132618-13	01/30/2015 – 01/30/2021	Side A - D & O Liability - 6th Excess Runoff	$185,937		$10,000,000
Federal Insurance Company (Chubb)	8211-0087	01/30/2015 – 01/30/2021	Side A - D & O Liability - 7th Excess Runoff	$149,257		$10,000,000
Illinois National Insurance Company (AIG)	02-171-06-42	01/30/2015 – 01/30/2021	Side A - D & O Liability - 8th Excess Runoff	$171,528		$10,000,000

			Total	$7,325,075

*	includes surcharge/fees

EXHIBIT “C”

Bank Accounts

Bank Name	Account Type	Account No.	Pre/Post-Petition
Novo Banco	Corporate Investments	1115	Pre
Bank of America	Operating	6508	Pre
Bank of America	Sub-Operating	6398	Pre
Bank of America	Dealer Franchise Foreign	2881	Pre
Bank of America	Lock Box	4945	Pre
Bank of America	Dealer Franchise Domestic	4765	Pre
Bank of America	Tandy Finance Corp Investment	8593	Pre
Bank of America	Master Depository	5688	Pre
Bank of America	Customs (A&A International)	2696	Pre
Bank of America	RS.com	7003	Pre
Bank of America	Corporate	8593	Pre
Bank of America	MERCHANDISING SUPPORT INC 01-2200	5821	Pre
Bank of America	Utilities	9006	Post
Bank of America	DIP Funding	9019	Post
Bank of America	Professional Fees	9022	Post
Bank of America	Utilities #2	9187	Post
Bank of Texas	Cashier’s Check	3264	Pre
Bank of Texas	MMDA	7280	Pre
BB&T	BB&T Inv - TFC	8535	Pre
BNP Paribas	Corporate Investments	3402	Pre
CAPITAL ONE BANK	TANDY RET CHECK CONC 01-5975	6047	Pre
Citibank	RADIOSHACK GRP MEDICAL 01-0810	4989	Pre
Citibank	Corporate Investments	9591	Pre
Citibank/Morgan Stanley	Corporate Investments	1172	Pre
Deutsche Bank	Deutsche Bank MMDA - TFC	5788	Pre
Fifth Third	Corporate Investments	9320	Pre
Fifth Third	Corporate Investments	0025	Pre
HSBC	Corporate Investments	9801	Pre
Invesco AIM	Corporate Investments	8377	Pre
JPMChase	Corporate Investments	0554	Pre
Key Bank	Corporate Investments	7265	Pre
Key Bank	Key Bank MMDA - TFC	8617	Pre
Oppenheimer	Corporate Investments	6731	Pre
PNC Bank	Corporate Investments	8375	Pre
PNC BANK	TRS QUALITY, INC. 01-2800	0405	Pre
PNC BANK	TRS QUALITY, INC. 01-2800	6305	Pre
Regions Bank	Corporate Investments	9300	Pre
Regions Bank	Corporate Investments	7382	Pre
Royal Bank of Canada	Corporate Investments	3004	Pre
Sovereign Bank changed to Santander	Sovereign Bank MMDA - TFC	0260	Pre
Sovereign Bank changed to Santander	Corporate Investments	1500	Pre
State Street	Corporate Investments	8018	Pre
Stone Castle	StoneCastle - MMDA	1495	Pre
TCF National Bank	Corporate Investments	9498	Pre
UBS	Corporate Investments	5515	Pre
Wells Fargo	RadioShack Global Sourcing	1076	Pre
Wells Fargo	Corporate Investments	0720	Pre
Wells Fargo	Corporate Investments	WCF	Pre
RBS CITIZENS BANK	RS Corp/Operating Acct	0991	Pre
RBS CITIZENS BANK	RS Corp/Sub-Operating Acct	1025	Pre
RBS CITIZENS BANK	Tandy Finance Corp	1041	Pre
RBS CITIZENS BANK	RS Corp/ACH Tax Payments	1017	Pre
RBS CITIZENS BANK	RS Corp/Block Pending FR	0983	Pre
RBS CITIZENS BANK	RS Corp/Int’l D/F	1033	Pre
RBS CITIZENS BANK	RS Corp/Lockbox	1009	Pre
RBS CITIZENS BANK	RSGS Corp	1068	Pre
RBS CITIZENS BANK	RSGS LP/Customs Sweep	0975	Pre

Bank Accounts

RBS CITIZENS BANK	RS Corp/Employee PR	0962	Pre
RBS CITIZENS BANK	RS Corp/AP & Rent	0970	Pre
Bank of America	Salus Residual	5933	Pre
AMALGAMATED BANK	Agency	1297	Pre
AMERICAN BANK	Agency	9801	Pre
AMERISERVE FINANCIAL	Agency	3998	Pre
ANCHOR BANK SSB	Agency	1396	Pre
ARVEST BANK	Agency	0231	Pre
ARVEST BANK	Agency	5289	Pre
ARVEST BANK	Agency	4689	Pre
ASTORIA FED SVGS & LOAN	Agency	0989	Pre
BANCO POPULAR NORTH AMERICA	Agency	9933	Pre
BANCO POPULAR NORTH AMERICA	Agency	1191	Pre
BANCO POPULAR NORTH AMERICA	Agency	1360	Pre
BANCO SANTANDER	Agency	1510	Pre
BANCO SANTANDER	Agency	1732	Pre
BANCO SANTANDER	Agency	4349	Pre
BANCO SANTANDER	Agency	4403	Pre
BANCO SANTANDER	Agency	3577	Pre
BANCO SANTANDER	Agency	8183	Pre
BANCO SANTANDER	Agency	1987	Pre
BANCO SANTANDER	Agency	8213	Pre
BANCORPSOUTH	Agency	3475	Pre
BANK OF OCEAN CITY	Agency	7195	Pre
BANK OF SPRINGFIELD	Agency	0119	Pre
BANK OF UPSON	Agency	4390	Pre
BAR HARBOR BANK & TRUST CO	Agency	5890	Pre
BENEFICIAL SVGS BANK	Agency	3576	Pre
BUSEY BANK	Agency	0498	Pre
CADENCE BANK	Agency	0013	Pre
CAPITAL CITY BANK	Agency	7401	Pre
CB&T BANK OF MIDDLE GEORGIA	Agency	4823	Pre
CENTRAL ILLINOIS BANK	Agency	5918	Pre
CENTRAL STATE BANK	Agency	8998	Pre
CHEMICAL BANK & TRUST CO	Agency	4675	Pre
CHEMUNG CANAL TRUST CO	Agency	1479	Pre
CITIZEN SECURITY BANK & TRUST	Agency	3974	Pre
CITIZENS BANK AND TRUST	Agency	4801	Pre
CITIZENS NATL BANK	Agency	4728	Pre
CITY NATL BANK-SULPHUR SPRINGS	Agency	2071	Pre
CLINTON NATIONAL BANK	Agency	0641	Pre
COMMERCE BANK	Agency	1515	Pre
COMMERCE BANK	Agency	0170	Pre
COMMERCE BANK	Agency	0274	Pre
COMMERCIAL BANK & TRUST	Agency	8743	Pre
COMMUNITY BANK	Agency	2664	Pre
COMMUNITY TRUST BANK	Agency	2287	Pre
DORAL BANK	Agency	0428	Pre
DORAL BANK	Agency	2511	Pre
DORAL BANK	Agency	4003	Pre
ELMIRA SAVINGS BANK FSB	Agency	6152	Pre
EXTRACO BANKS	Agency	9931	Pre
FALCON INTERNATIONAL BANK	Agency	0618	Pre
FARMERS & MERCHANTS B & T	Agency	4374	Pre
FARMERS BANK & TRUST CO	Agency	3141	Pre
FIRST BANK OF TENNESSEE	Agency	8926	Pre
FIRST COMMONWEALTH BANK	Agency	8936	Pre
FIRST COMMONWEALTH BANK	Agency	4389	Pre

Bank Accounts

FIRST COMMUNITY BANK N.A.	Agency	2631	Pre
FIRST COMMUNITY CREDIT FCU	Agency	5381	Pre
FIRST FARMERS BANK	Agency	4385	Pre
FIRST FEDERAL SAVINGS BANK	Agency	0712	Pre
FIRST MERCHANTS BANK	Agency	0213	Pre
FIRST MID-ILLINOIS B & T	Agency	4857	Pre
FIRST MIDWEST BANK	Agency	6315	Pre
FIRST MIDWEST BANK	Agency	2788	Pre
FIRST MIDWEST BANK	Agency	0957	Pre
FIRST NATIONAL BANK	Agency	4903	Pre
FIRST NATIONAL BANK	Agency	6696	Pre
FIRST NATIONAL BANK	Agency	8441	Pre
FIRST NATIONAL BANK	Agency	8842	Pre
FIRST NATIONAL BANK & TRUST	Agency	8314	Pre
FIRST NATIONAL BANK & TRUST	Agency	5114	Pre
FIRST NATIONAL BANK MERCERSBRG	Agency	0701	Pre
FIRST NATIONAL BANK OF GRIFFIN	Agency	3018	Pre
FIRST NATIONAL BANK OF LA	Agency	3404	Pre
FIRST NATL BANK OF OTTAWA	Agency	5047	Pre
FIRST SENTRY BANK	Agency	3116	Pre
FIRST STATE BANK	Agency	8708	Pre
FIRST STATE BANK	Agency	4420	Pre
FIRST STATE BANK OF ALTUS	Agency	8935	Pre
FIRST UNITED BANK & TRUST CO	Agency	3837	Pre
FIRSTBANK OF EVERGREEN	Agency	5388	Pre
FIRSTBANK PUERTO RICO	Agency	0119	Pre
FIRSTBANK PUERTO RICO	Agency	0900	Pre
FIRSTBANK PUERTO RICO	Agency	2769	Pre
FIRSTBANK PUERTO RICO	Agency	3123	Pre
FIRSTBANK PUERTO RICO	Agency	1028	Pre
FIRSTBANK PUERTO RICO	Agency	0656	Pre
FIRSTBANK PUERTO RICO	Agency	0052	Pre
FIRSTBANK PUERTO RICO	Agency	0037	Pre
FIVE STAR BANK	Agency	2893	Pre
FORCHT BANK NA	Agency	5447	Pre
HANCOCK BANK OF LOUISIANA	Agency	0095	Pre
HAPPY STATE BANK	Agency	6202	Pre
HARDIN COUNTY BANK	Agency	5137	Pre
HARRIS BANK NA	Agency	2178	Pre
HOMETOWN NATIONAL BANK	Agency	8201	Pre
HONESDALE NATL BANK	Agency	7901	Pre
INTERNATIONAL BANK OF COMMERCE	Agency	6929	Pre
INTERNATIONAL BANK OF COMMERCE	Agency	6503	Pre
INTRUST BANK	Agency	8843	Pre
INTRUST BANK	Agency	8091	Pre
LAKE CITY BANK	Agency	0797	Pre
LAKE CITY BANK	Agency	2074	Pre
LAKE CITY BANK	Agency	1042	Pre
LEBANON CITIZENS NATIONAL BANK	Agency	3125	Pre
LYON COUNTY STATE BANK	Agency	7518	Pre
M & I MARSHALL & ILSLEY BANK	Agency	1192	Pre
MAIN SOURCE BANK	Agency	2483	Pre
MAINSOURCE BANK	Agency	3838	Pre
MAINSOURCE BANK	Agency	5287	Pre
MORTON COMMUNITY BANK	Agency	1871	Pre
MUTUAL BANK	Agency	1773	Pre
NATIONAL BANK OF COMMERCE	Agency	8472	Pre
NBT BANK	Agency	6107	Pre

Bank Accounts

NBT BANK	Agency	8010	Pre
NORTH COMMUNITY BANK	Agency	0373	Pre
NORTHWAY BANK	Agency	9221	Pre
NORTHWAY BANK	Agency	1535	Pre
NORTHWEST SAVINGS BANK	Agency	3028	Pre
NORTHWEST SAVINGS BANK	Agency	7969	Pre
NORTHWESTERN BANK now Chemical Bank	Agency	0251	Pre
OLD NATIONAL BANK	Agency	7056	Pre
PEOPLES BANK	Agency	5294	Pre
PEOPLES BANK &TRUST/HAZARD	Agency	3834	Pre
PEOPLES BANK, NA	Agency	8835	Pre
PEOPLES BANK, NA	Agency	7853	Pre
PEOPLES NATIONAL BANK NA	Agency	6807	Pre
PEOPLES UNITED BANK	Agency	3470	Pre
PINE BLUFF NAT’L BANK now Relyance	Agency	7956	Pre
POCA VALLEY BANK	Agency	3538	Pre
PROGRESSIVE BANK	Agency	2586	Pre
PROSPERITY BANK	Agency	7308	Pre
PROVIDENT SAVINGS BANK	Agency	5392	Pre
RABOBANK	Agency	3620	Pre
RABOBANK	Agency	1749	Pre
SALEM FIVE CENTS SAVINGS BANK	Agency	3888	Pre
SCOTIA BANK PUERTO RICO	Agency	0183	Pre
SCOTIABANK	Agency	5953	Pre
SCOTIABANK DE PUERTO RICO	Agency	3717	Pre
SCOTIABANK DE PUERTO RICO	Agency	9939	Pre
SCOTIABANK DE PUERTO RICO	Agency	1835	Pre
SEAWAY NATL BANK OF CHICAGO	Agency	7101	Pre
SOUTHERN MICHIGAN BANK & TRUST	Agency	4409	Pre
SOUTHERN MISSOURI BAND & TRUST	Agency	5405	Pre
STAR FINANCIAL BANK	Agency	0654	Pre
STATE BANK OF TOULON	Agency	3196	Pre
STATE BANK OF WATERLOO	Agency	1692	Pre
STEUBEN TRUST COMPANY	Agency	0256	Pre
STILLWATER NATL BANK & TRUST	Agency	4651	Pre
SUFFOLK COUNTY NATL BANK	Agency	7520	Pre
SUNFLOWER BANK	Agency	1816	Pre
TENNESSEE VALLEY FCU	Agency	2100	Pre
THE BANK	Agency	2010	Pre
TIB BANK OF THE KEYS	Agency	6706	Pre
UNITED BANK	Agency	6753	Pre
UNITED BANK & TRUST CO	Agency	8744	Pre
VALLEY NATL BANK	Agency	0043	Pre
WAUCHULA STATE BANK	Agency	4596	Pre
WEBSTER BANK	Agency	4479	Pre
WEBSTER BANK	Agency	7975	Pre
WESBANCO BANK	Agency	5872	Pre
WILMINGTON SAVING FUND SOCIETY	Agency	5338	Pre
ASSOCIATED BANK	Retail Concentration	8915	Pre
BANCO POPULAR	Retail Concentration	8413	Pre
Bank of America	Retail Concentration	9981	Pre
Bank of America	Retail Concentration	5017	Pre
BANK OF HAWAII	Retail Concentration	5706	Pre
BANK OF OKLAHOMA	Retail Concentration	0322	Pre
BANK OF THE WEST	Retail Concentration	3201	Pre
BB&T CO	Retail Concentration	3055	Pre
CAPITAL ONE BANK	Retail Concentration	9999	Pre
CHASE MANHATTAN	Retail Concentration	2643	Pre

Bank Accounts

CITIBANK	Retail Concentration	5406	Pre
COMERICA BANK	Retail Concentration	9976	Pre
COMPASS BANK	Retail Concentration	8981	Pre
FIFTH THIRD BANK	Retail Concentration	9148	Pre
FIRST CITIZENS BANK	Retail Concentration	1888	Pre
FIRST HAWAIIAN BANK	Retail Concentration	2856	Pre
FIRST NIAGARA	Retail Concentration	3705	Pre
FIRST TENNESSEE BANK	Retail Concentration	2698	Pre
FROST BANK	Retail Concentration	5632	Pre
HSBC	Retail Concentration	7297	Pre
HUNTINGTON NATL BANK	Retail Concentration	9368	Pre
KEY BANK	Retail Concentration	3387	Pre
M & T BANK	Retail Concentration	0113	Pre
ORIENTAL BANK&TRUST	Retail Concentration	3577	Pre
PNC BANK	Retail Concentration	5914	Pre
RBS CITIZENS BANK	Retail Concentration	6199	Pre
REGIONS BANK	Retail Concentration	0502	Pre
SOVEREIGN BANK	Retail Concentration	5252	Pre
SOVEREIGN BANK	Retail Concentration	6574	Pre
TCF BANK	Retail Concentration	2780	Pre
TD BANK	Retail Concentration	7134	Pre
UMB BANK	Retail Concentration	0764	Pre
US BANK	Retail Concentration	8312	Pre
Wells Fargo	Retail Concentration	6790	Pre
Wells Fargo	Retail Concentration	0277	Pre
BENEFICIAL SAVINGS BANK	Agency	1487	Pre
FIRST COMMONWEALTH	Agency	2225	Pre
PROSPERITY BANK	Agency	1601	Pre
WOODFOREST BANK	Agency	0220	Pre
ARVEST BANK	Agency	1851	Pre
DESERT COMMUNITY BANK	Agency	2754	Pre
CITIZENS BANK	Agency	1220	Pre
STATE CENTRAL BANK	Agency	1073	Pre
FIRST PLACE BANK	Agency	2457	Pre

EXHIBIT “D”

RadioShack Corp Central Units

Analysis of Prepaid Other Account 1409 Retainers

February 10, 2015

01-0121	Date	Fee	Expenses	Balance Remaining	Notes:
Province, Inc					Financial advisors to RSH ad hoc committee of landlords
Retainer	09/02/14	75,000.00			Fees apply to retainer and replenish at 50% remaining Unused retainer will be refunded at end of engagement

		75,000.00	0.00	75,000.00

Jones Day					Restructuring assistance
Retainer	09/05/14	1,000,000.00			Fees apply to retainer and replenish to maintain $1mm
Additional retainer	09/30/14	1,000,000.00
Additional retainer	10/27/14	500,000.00
Invoice 32736308			(35,484.11)
Invoice 32738467			(617,434.21)
Invoice 32738468			(8,743.10)
Additional retainer	11/10/14	500,000.00
Additional retainer	11/25/14	500,000.00
Invoice 32758737			(299,310.61)
Invoice 32738461			(936.25)
Invoice 32738485			(91,643.08)
Invoice 32769516			(131,901.25)
Invoice 32738325			(15,428.70)
Additional retainer	12/19/14	500,000.00
Invoice 32753282			(49,614.97)
Invoice 32746809			(536,952.95)
Invoice 32753977			(289,930.12)
Invoice 32767405			(497,659.01)
Invoice 32735598			(1,000,000.00)
Invoice 32768309			(4,647.87)
Additional retainer	01/07/15	500,000.00
Additional retainer	01/22/15	500,000.00
Invoice 32774496			(31,009.63)
Invoice 32774506			(19,257.47)
Invoice 32774505			(283,392.69)
Invoice 32771734			(245,223.98)
Invoice 32771734			(245,223.98)
Invoice 32777937			(730,904.98)
Invoice 32778521			(10,438.20)
Invoice 32778666			(265,128.00)
Invoice 32778678			(29,278.04)
Additional retainer	02/04/15	750,000.00

		5,750,000.00	(5,439,543.20)	310,456.80

Lazard Freres					Investment bankers providing BOD general restructuring advice as well as any restructuring, sale transaction or financing; Success fee earned upon the consummation of a restructuring or one or more sale transactions
Retainer	09/11/14	500,000.00

		500,000.00	0.00	500,000.00

Sullivan & Cromwell					Advisors to Ad Hoc Committee of Bondholders Unused retainer will be refunded at end of engagement
Retainer	09/16/14	250,000.00

		250,000.00	0.00	250,000.00

AP Services					CFO retainer - per Bob Donohoo, retainer will most likely be refunded when new CFO is hired
Retainer	09/29/14	500,000.00
Retainer	12/22/14	75,000.00
Invoice 2063322	12/18/14		(467,013.13)
Invoice 2063368	12/18/14		(100,713.54)
Invoice 2063747	01/28/15		(7,273.33)

		575,000.00	(575,000.00)	0.00

Salus Capital					Good faith deposit for expenses incurred related to proposed financing deal; Unused deposit will be refunded within 3 days after RSH request and after reconciliation is completed
Due Diligence Deposit	09/29/14	250,000.00
Additional deposit	10/10/14	750,000.00

		1,000,000.00	0.00	1,000,000.00

MAEVA Group LLC
Retainer	10/23/14	250,000.00			CRO retainer to be refunded within 30 days of contract termination
Additional deposit	01/02/15	500,000.00

		750,000.00	0.00	750,000.00

FTI Consulting
Invoice 20141217	12/18/14	500,000.00			Unused retainer will be refunded at end of engagement
Invoice 7367534	01/09/15	500,000.00

		1,000,000.00	0.00	1,000,000.00

Prime Clerk LLC
Retainer	01/14/15	50,000.00			Advance against unpaid fees and expenses

		50,000.00	0.00	50,000.00

Richards Leyton & Finger PA
Retainer	01/14/15	100,000.00			Unused retainer will be refunded at end of engagement

		100,000.00	0.00	100,000.00

Pepper Hamilton LLP
Retainer	02/03/15	100,000.00			Unused retainer will be refunded at end of engagement

		100,000.00	0.00	100,000.00

01-0009	Date	Fee	Expenses	Balance Remaining
Kekst and Company					Corporate communications advisor retainer; maintained balance shall not be less than $30,000; unused retainer is refundable upon contract termination
Retainer	09/02/14	150,000.00
Additional retainer	09/18/14	75,000.00
Invoice 046019931	09/18/14		(33,487.50)
Additional retainer	10/02/14	125,000.00
Invoice 046020196	11/05/14		(169,852.27)
Invoice 046020411	11/21/14		(80,448.04)
Invoice 046020741	12/17/14		(79,578.24)
Additional retainer	12/05/14	175,000.00
Invoice 046020854	01/07/15	75,000.00
Invoice 046021148	01/26/15	75,000.00
Unbilled estimate			(211,000.00)

		675,000.00	(574,366.05)	100,633.95

01-0131	Date	Fee	Expenses	Balance Remaining
KPMG					Retainer for tax services to be held against the final invoices for each engagement, any unused portion will be refunded
Invoice 8000391751	09/09/14	75,000.00

		75,000.00	0.00	75,000.00

Miller & Chevalier					Retainer for tax services to be held against the final invoices for each engagement, any unused portion will be refunded
Retainer	10/01/14	100,000.00
Invoice 322613	10/03/14		(33,992.50)
Invoice 333134	01/02/15		(24,910.00)
Invoice 333593	12/30/14		(24,595.63)
Invoice 333852			(15,817.70)

		100,000.00	(99,315.83)	684.17

01-0142	Date	Fee	Expenses	Balance Remaining
TranSource
Invoice 8900105111	01/27/15	15,000.00		15,000.00	Deposit for field banking supplies

		15,000.00	0.00	15,000.00

01-0672	Date	Fee	Expenses	Balance Remaining
Kelley Drye Warren					Legal Advisors to Ad Hoc Committee of Landlords Unused retainer will be refunded at end of engagement
Invoice 20140730	07/30/14	200,000.00		200,000.00

		200,000.00	0.00	200,000.00

Hilco Merchant Resources LLC
Invoice 021161-IN	02/04/15	1,000,000.00

		1,000,000.00	0.00	1,000,000.00